NOTTINGHAM INVESTMENT TRUST II

                           Investek Fixed Income Trust


                                   SUPPLEMENT
                               Dated June 1, 2000




This Supplement to the Prospectus and Statement of Additional Information of the Investek Fixed Income Trust ("Fund"), a series of the Nottingham Investment Trust II ("Trust"), is to provide further notification to shareholders, potential investors and other interested parties that the Fund's investment advisor, Investek Capital Management, Inc. ("ICM") was acquired by EARNEST
Partners Limited, LLC ("EPL") on December 31, 1999. As a result, the Fund is operating under a new Investment Advisory Agreement between the Trust and EPL, which was approved by the Board of Trustees of the Trust at a meeting held on December 20, 1999 and by a vote of a majority of shareholders of the Fund at a Special Meeting of Shareholders held on May 25, 2000.

You should note that the  portfolio  management  of the Fund did not change as a result of shareholders approving the Investment Advisory Agreement. The portfolio managers responsible for managing the Fund prior to EPL's acquisition of ICM will continue to manage the Fund under the Investment Advisory Agreement. You should also be aware that the terms of the Investment Advisory Agreement are substantially similar to those contained in the previous investment advisory agreement between the Trust and ICM.




          Investors Should Retain This Supplement for Future Reference
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